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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2006

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

           Pennsylvania                                        22-1895850
-------------------------------------------         ---------------------------------
     (State of Incorporation)                       (IRS Employer Identification No.)



101 Wolf Drive, PO Box 188, Thorofare, New Jersey                08086
-------------------------------------------------   ---------------------------------
     (Address of principal executive offices)                  (Zip Code)



                                     856-848-1800
 ------------------------------------------------------------------------------------
                 (Registrant's telephone number, including area code)

                                          N/A
 ------------------------------------------------------------------------------------
                (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets
-------------------------------------------------------------

In a Current Report on Form 8-K filed by the Company on January 31, 2006, the Company reported that it had completed the sale of its barcode systems (BCS) businesses ("the disposal group") to SATO, a global leader in barcode printing, labeling, and EPC/RFID solutions. The material reported in such Current Report is incorporated herein by reference. The disposal group has been accounted for as discontinued operations in conformity with Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-lived Assets" and this Form 8K/A is being filed to provide the financial information required by Item 9.01 (b) of Form 8K.

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------

(b) Pro forma financial information

The following unaudited pro forma consolidated financial information is derived by the application of the pro forma adjustments to the historical financial statements of the Company. The unaudited pro forma consolidated statement of operations for the year ended December 26, 2004 gives effect to the pro forma events as if such events occurred on December 29, 2003. As we have accounted for the disposal group as discontinued operations in our Form 10-Q filing for the period ended September 25, 2005, we have not included the pro forma statements for the consolidated statement of operations for the thirty-nine weeks ended. The consolidated balance sheet as of September 25, 2005 filed in our Form 10-Q for the quarter ended September 25, 2005, has presented the net assets of the disposal group as assets and liabilities held for sale. The pro forma consolidated balance sheet reflects the closing transaction as if such a transaction occurred on the end of quarter date. As a result of our classification of the disposal group as discontinued operations, the unaudited pro forma consolidated statement of operations for the years ended December 28, 2003 and December 29, 2002 are presented to show the disposal group as discontinued operations of the Company. The proforma statements should not be considered indicative of actual balance sheet data that would have been achieved had the sale of the barcode systems business been consummated on the quarter end date and do not purport to indicate the balance sheet data as of any future date.


(d) Exhibits
------------

99.1 Unaudited Pro Forma Consolidated Balance Sheet for the period ended September 25, 2005. Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 26, 2004, December 28, 2003, and December 29, 2002 to reflect the discontinued operations treatment of the disposed businesses.

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                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHECKPOINT SYSTEMS, INC.


Dated: March 7, 2006                          By:    /s/ W. Craig Burns
                                                     -------------------------
                                              Title: Executive Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer


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                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit
Number   Description
------   -----------

99.1 Unaudited Pro Forma Consolidated Balance Sheet for the period ended September 25, 2005. Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 26, 2004, December 28, 2003, and December 29, 2002 to reflect the discontinued operations treatment of the disposed businesses.